Exhibit 99.1

NOTICE OF EXERCISE OF WARRANTS

TO THE CERTIFICATE HOLDERS OF

PPLUS TRUST CERTIFICATES

SERIES GSC-3 CLASS B CERTIFICATES

(CUSIP NO. 73941X635)*

NOTICE IS HEREBY GIVEN that, pursuant to the terms of the Warrant Agreement, dated as of November 26, 2004 (the “Agreement”) between PPLUS Trust Certificates Series GSC-3 Trust (the “Trust”), Merrill Lynch Depositor, Inc., as Depositor (the “Depositor”) and The Bank of New York Mellon, as Warrant Agent (the “Warrant Agent”), pursuant to Section 2.02(a)(i) of the Agreement, the Warrant Agent has received a notice of exercise from the holder of the warrants to purchase the outstanding aggregate amount of the PPLUS Trust Certificates Series GSC-3 (the “Securities”).

The date fixed for the exercise is June 12, 2014 (the “Exercise Date”). On the Exercise Date, 4,000,000 notional amount of the Securities will become due and payable at an exercise price equal to the sum of the present values, discounted at a rate of 6% per annum, of the unpaid distributions due, or to become due, in respect of the distributions to be made to the Class B Certificateholders by the Trust on or after the Exercise Date (the “Exercise Price”). On and after the Exercise Date, the Securities being exercised will cease to bear interest, and your only remaining right is to receive payment of the Exercise Price upon surrender of the Securities to the Warrant Agent.

Please be advised that the Certificateholders, by their acceptance of Securities, covenanted and agreed to tender any and all Securities to the Warrant Agent upon the holder’s exercise of Warrants and deposit of the Exercise Price with The Bank of New York Mellon, as Escrow Agent for such Securities in accordance with the applicable procedures in the Agreement. Your rights under the Standard Terms for Trust Agreements, dated November 5, 2004 and together with the Series Supplement, dated November 26, 2004 (the “Trust Agreement”) and the Securities are limited by the terms, provisions and conditions of the Trust Agreement and the Warrant Agreement with respect to the exercise of the Warrants by the holder.

To receive payment of the Exercise Price for the Securities held by you, you must surrender your Securities to the Warrant Agent at the following address:

By Mail or Hand Delivery

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, New York 13057

Attn: Debt Processing Group

The method of delivery of the Securities to the Warrant Agent is at your option and risk, but, if mail is used, registered mail is suggested. Payment of the Exercise Price will be remitted promptly following the Exercise Date and the receipt of the Securities by the Warrant Agent.

Withholding of 28% of gross redemption proceeds of any payment made within the United States may be required by the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), unless the Warrant Agent has the correct taxpayer identification number (social security or employer identification number) or exemption certificate of the payee. Please furnish a properly completed Form W-9 or exemption certificate or equivalent when presenting your securities.

Certificateholders of the Securities who have questions or wish to discuss the exercise may contact The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, Bondholder Relations (800) 254-2826.

*The CUSIP number listed above is for information purposes only. Neither the Trustee, the Depositor, nor the Warrant Agent shall be responsible for the selection or use of this CUSIP number, nor is any representation made to its correctness on the Securities or as indicated in any exercise notice.

By: The Bank of New York Mellon, as Trustee

Dated: May 13, 2014

NOTICE OF EXERCISE OF WARRANTS

TO THE CERTIFICATE HOLDERS OF

PPLUS TRUST CERTIFICATES

SERIES GSC-3 CLASS A CERTIFICATES

(CUSIP NO. 73941X643)*

NOTICE IS HEREBY GIVEN that, pursuant to the terms of the Warrant Agreement, dated as of November 26, 2004, (the “Agreement”) between PPLUS Trust Certificates Series GSC-3 Trust (the “Trust”), Merrill Lynch Depositor, Inc., as Depositor (the “Depositor”) and The Bank of New York Mellon, as Warrant Agent (the “Warrant Agent”), pursuant to Section 2.02(a)(i) of the Agreement, the Warrant Agent has received a notice of exercise from the holder of the warrants to purchase the outstanding aggregate amount of the PPLUS Trust Certificates Series GSC-3 (the “Securities”).

The date fixed for the exercise is June 12, 2014 (the “Exercise Date”). On the Exercise Date, 4,000,000 of the Securities will become due and payable at an exercise price equal to $25.00 for each security being exercised plus accrued and unpaid interest up to, but excluding, the Exercise Date (the “Exercise Price”). From and after the Exercise Date, the Securities being exercised will cease to bear interest, and your only remaining right is to receive payment of the Exercise Price upon surrender of the Securities to the Warrant Agent.

Please be advised that the Certificateholders, by their acceptance of Securities, covenanted and agreed to tender any and all Securities to the Warrant Agent upon the holder’s exercise of Warrants and deposit of the Exercise Price with The Bank of New York Mellon, as Escrow Agent for such Securities in accordance with the applicable procedures in the Agreement. Your rights under the Standard Terms for Trust Agreements, dated November 5, 2004 and together with the Series Supplement, dated November 26, 2004, (the “Trust Agreement”) and the Securities are limited by the terms, provisions and conditions of the Trust Agreement and the Warrant Agreement with respect to the exercise of the Warrants by the holder.

To receive payment of the Exercise Price for the Securities held by you, you must surrender your Securities to the Warrant Agent at the following address:

By Mail or Hand Delivery

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, New York 13057

Attn: Debt Processing Group

The method of delivery of the Securities to the Warrant Agent is at your option and risk, but, if mail is used, registered mail is suggested. Payment of the Exercise Price will be remitted promptly following the Exercise Date and the receipt of the Securities by the Warrant Agent.

Withholding of 28% of gross redemption proceeds of any payment made within the United States may be required by the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), unless the Warrant Agent has the correct taxpayer identification number (social security or employer identification number) or exemption certificate of the payee. Please furnish a properly completed Form W-9 or exemption certificate or equivalent when presenting your securities.

Certificateholders of the Securities who have questions or wish to discuss the exercise may contact The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, Bondholder Relations (800) 254-2826.

*The CUSIP number listed above is for information purposes only. Neither the Trustee, the Depositor, nor the Warrant Agent shall be responsible for the selection or use of this CUSIP number, nor is any representation made to its correctness on the Securities or as indicated in any exercise notice.

By: The Bank of New York Mellon, as Trustee

Dated: May 13, 2014